GTT Completes Sale of Infrastructure Division
MCLEAN, VA, September 17, 2021 — GTT Communications, Inc. (OTC: GTTN), “GTT” or “the Company”, a leading global cloud networking provider to multinational clients, has announced the completion of the sale of its infrastructure division to I Squared Capital. The division consists of a pan-European, North American, and subsea fiber network and data center assets and associated infrastructure services provided to customers.

“This is a major milestone for GTT as we move away from infrastructure ownership and maintenance to deepen our focus on serving the global enterprise market with a full array of cloud networking and managed solutions that include SD-WAN, security, internet, voice and other vital telecommunication services that enable digital business,” stated Ernie Ortega, GTT CEO. “We have a great team of employees and a company culture that is responsive to the needs of our customers, coupled with an industry-leading internet backbone and a product roadmap aligned to trending market demand. I am confident that our sharper strategic focus will enable us to better serve our customers.”

“The differentiated fiber and data center assets acquired through this purchase from GTT are a valuable addition to our global digital infrastructure investments,” said Gautam Bhandari, Managing Partner at I Squared Capital. “We are excited about the opportunity to invest and build on this rich set of digital infrastructure capabilities to serve the increasing market demand for high performance networks. We welcome the talented team from GTT to EXA Infrastructure, the newly named independent operating company.”

Credit Suisse and Goldman Sachs served as GTT’s financial advisors and Goodwin Procter LLP served as GTT’s legal advisors on the transaction.

About GTT
GTT provides secure global connectivity, improving network performance and agility for your people, places, applications and clouds. We operate a global Tier 1 internet network and provide a comprehensive suite of cloud networking and managed solutions that utilize advanced software-defined networking and security technologies. We serve thousands of businesses with a portfolio that includes SD-WAN and other WAN services, internet, security, and voice services. Our customers benefit from a customer-first service experience underpinned by our commitment to operational excellence. For more information on GTT (OTC: GTTN), please visit www.gtt.net.

GTT Media Inquiries:
Allison McLarty, Edelman
gtt@edelman.com

GTT Investor Relations:
Charlie Lucas
VP of Finance
InvestorRelations@gtt.net

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the sale of the Company’s infrastructure division (the “Sale Transaction”) and the Company’s business operations and strategy constitute forward-looking statements that are based on the Company’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (1) the Company, prior to the date of the Company’s filing for voluntary relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), may fail to satisfy certain covenants contained in its indenture for its outstanding 7.875% Senior Notes due 2024 (the “Notes”) and/or its credit agreement (the “Credit Agreement”), which may result in events of default, and if the Company’s forbearance agreements with creditors terminate and/or the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies or amendments or waivers, as applicable, the Notes and the Company’s obligations under the Credit Agreement may be accelerated and that certain Restructuring Support Agreement, dated as of September 1, 2021, by and among the Company and certain of its subsidiaries (the “Company Parties”), and certain other consenting stakeholders parties thereto (the “RSA”) may be terminated which may result in the Company being unable to satisfy its obligations thereunder and precipitate a filing for chapter 11 without the benefit of the RSA and the agreements embodied therein and in the plan of reorganization contemplated by the RSA; (2) the Company has announced that its previously issued financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s previously disclosed review of certain accounting issues (the “Review”); the Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates; (3) the completion of the Review and the completion and filing of restated financial statements relating to the Non-Reliance Periods, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020, September 30, 2020, March 31, 2021, June 30, 2021, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent delayed periodic filings with the Securities and Exchange Commission (the “SEC”) may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (4) existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (5) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (6) the Company could be subject to cyber-attacks and other security breaches; (7) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (8) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (9) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (10) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (11) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (12) the Company may be liable for the material that content providers distribute over its network; (13) the Company has generated net losses historically and may continue to do so; (14) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (15) the Company may be unable to retain or hire key employees; (16) the Company recently announced management changes; (17) the Company is subject to risks relating to the international operations of its business; (18) the

Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (19) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (20) the potential failure of the Company to realize anticipated benefits of the Sale Transaction; (21) risks from relying on the Buyer (as defined below) for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the Sale and Purchase Agreement, dated as of October 16, 2020, as amended, among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC and Cube Telecom Europe Bidco Limited (the “Buyer”) relating to the Sale Transaction; (22) the potential impact of consummation of the Sale Transaction on relationships with third parties, including customers, employees and competitors; (23) the ability to attract new customers and retain existing customers in the manner anticipated; (24) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; (25) the RSA may be terminated by certain of its parties if specified milestones are not achieved, amended or waived, or if certain other events occur; and (26) the ability to obtain relief from the Bankruptcy Court to facilitate the smooth operation of the Company’s businesses during the Chapter 11 Cases and other risks and uncertainties relating to the contemplated Chapter 11 Cases, including but not limited to, the Company’s ability to obtain approval of the Bankruptcy Court with respect to motions, the effects of the Chapter 11 Cases on the Company and on the interests of various constituencies, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, regulatory approvals required to emerge from chapter 11, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).